SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2003

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108

(Address of principal executive offices)

Registrant's telephone number, including area code:    (651) 523-6900

Not Applicable

(Former name or former address, if changed since last report)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

                        (c)           Exhibits

Exhibit No.	Description

99.1	Press release dated January 28, 2003

Item 9.            Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the text of Endocardial Solutions, Inc.’s announcement regarding the fourth quarter and 2002 earnings results, as presented in a press release of January 28, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:               January 28, 2003

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ James W. Bullock
James W. Bullock
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated January 28, 2003